UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2026

ARLO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38618	38-4061754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5770 Fleet Street,
Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

(408) 890-3900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 3, 2026, the board of directors (the “Board”) of Arlo Technologies, Inc. (the “Company”) adopted amended and restated bylaws of the Company (as amended and restated, the “A&R Bylaws”) effective as of such adoption date.

The following is a summary of the material changes made to the Company’s amended and restated bylaws in effect prior to the adoption of the A&R Bylaws (such bylaws, the “Bylaws”) and is qualified in its entirety by reference to the full text of the A&R Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Bylaw Section	Bylaw Change

Generally	Revise the Bylaws to account for modern electronic communication and document transmission.

1.1	Cause the Bylaws to identify the registered office and agent by referencing the Company’s certificate of incorporation, as amended and/or restated from time to time (the “Certificate of Incorporation”).

2.1	Expressly authorize remote-only meetings as determined by the Board. Expressly authorize the Board to delegate authority to designate the place of in person meetings.

2.2	Expressly authorize the Board to delegate authority to set the date and time of the meeting. Clarify that the annual meeting is for the purpose of the election of directors.

New Section	Add a new section creating a “proxy access” right, permitting a stockholder (or a group of up to 40 stockholders) owning at least 3% of the voting power of the Company’s outstanding capital stock, continuously for at least three years, to include director nominees in the Company’s annual meeting proxy materials; provided that the stockholders and nominees satisfy the requirements specified in this new section. These nominees may constitute the greater of two directors or 20% of the Board.

2.3	Defer the manner of calling a special meeting to the procedure in the Certificate of Incorporation.

2.4

Incorporate the possibility of one record date for stockholders entitled to notice of a meeting and another for stockholders entitled to vote to conform to the changes in Section 2.11.

Clarify that notice timing requirements apply unless otherwise required by applicable law.

Revise who has authority to postpone, reschedule or cancel a regular or special meeting of stockholders. Currently, an annual meeting may be postponed, and a special meeting may be postponed or cancelled, only by approval of the Board prior to the meeting taking place. Change this to permit the Board or its designee to postpone, reschedule or cancel any meeting.

2.5	Change the rules governing effectiveness of notices to stockholders to conform to the rules provided by Delaware law. Consolidate all provisions on notice to stockholders.

2.6

Change the threshold for a quorum from:

•

the holders of a majority of the stock issued and outstanding and entitled to vote thereat; to

•

the holders of a majority of voting power of the outstanding shares of stock entitled to vote thereat.

Omit language regarding authorization of adjournments and about transacting any business at an adjourned meeting as that may have been transacted at the original meeting because it is duplicative of language found in Section 2.7.

2.7

Clarify that adjournment (including adjournment for technical failures for remote communication) also does not require a new notice if the means of remote communication are announced at the meeting at which adjournment takes place or is displayed on the website used for purposes of remote stockholder participation at the adjourned meeting.

Consolidate authority of chairman of meeting and stockholders to adjourn a meeting and change the right to adjourn a meeting of stockholders from:

•

the chairman of the meeting from time to time and a majority of the stockholders entitled to vote thereat; to

•

the chairman of the meeting from time to time and the stockholders by the affirmative vote of a majority of the votes cast, voting affirmatively or negatively (excluding abstentions and broker non-votes).

2.8

Change the default threshold for approval of proposals (other than the election of directors) at stockholder meetings from:

•

the affirmative vote of the majority of shares present or represented by proxy at the meeting and entitled to vote on the subject matter; to

•

the affirmative vote of the holders of a majority of the votes cast on such matter, voting affirmatively or negatively (excluding abstentions and broker non-votes).

2.11	Add procedures for the Board to fix the record date for determining the stockholders entitled to notice of any meeting of stockholders and, separately, the record date for determining the stockholders entitled to vote at such meeting.

2.12	Require the stockholder soliciting proxies use a proxy card color other than the “white proxy” that is reserved for the Company.

2.13	Modify the required availability of the list of stockholders entitled to vote at a meeting.

2.14

Revise the advance notice provisions to:

•

modernize notice deadline to:

•

require notice to be delivery by the close of business on the deadline;

•

provide that the alternate deadline in the proviso applies if the annual meeting is more than 30 days before or after the anniversary of the preceding year’s meeting; and

•

clarify that adjournments and postponements (or the public announcement thereof) do not commence a new time period (or extend any time period) to deliver a notice.

•

require additional background information and disclosures regarding proposing stockholders, underlying beneficial owner, affiliates and associates of such stockholder or beneficial owner, and proposed nominees and business.

•

require stockholders to own shares of record at the time of the meeting.

•

require nominees to complete a written questionnaire and make certain representations regarding the absence of certain voting commitments, disclosure of compensation for service and compliance with the Company’s corporate governance and other policies.

•

prohibit stockholders from submitting more nominees than the number of directors up for election.

•

eliminate the ability to designate any substitute or alternate nominee unless provides timely notice and comply with all of the Bylaw procedures.

•

require the stockholder to disclose the name of each participant in the proxy solicitation and cost of solicitation.

•

require the stockholder or its qualified representative to be present at the meeting of stockholders in order to nominate or present the business.

•

incorporate the universal proxy rules in Rule 14a-19 under the Securities Exchange Act of 1934.

•

require the stockholder to make a representation regarding intent to solicit proxies, including pursuant to Rule 14a-19.

•

add a concept of “derivative transactions” and require that proponents disclose any such derivative transactions in the 12 months prior to the submission.

•

clarify that the chairman of the meeting’s authority to rule deficient nominations and proposals out of order is subject to Board oversight.

•

add defined terms to enhance the clarity of the required advance notice procedures.

New Section	Add a new section to conform the advance notice procedures for stockholder nominations at a special meeting to the advance notice procedures for stockholder nominations at an annual meeting (as set forth in Section 2.14, discussed above).

2.15

Provide the Board with the ability to designate the chair of a stockholders meeting first and, if no such designation is made, provide for a line of succession of possible chairs.

Expand on the powers of the chairman of a meeting to act, including providing for additional rules about conduct of each meeting.

2.16	Omit provisions on electronic notice to stockholders as all notice provisions to be consolidated in Section 2.5

New Section	Clarify the means of delivery of documents or information to the Company or its personnel pursuant to the Bylaws.

3.3	Delete the threshold for electing directors because it is duplicative of language already in Section 2.8 Delete provisions regarding use of ballots and related requirements.

3.7	Clarify that notice need not be provided to the directors of regular meetings if the time and place of the meeting is publicized to all directors at least once.

3.8	Update the modes of providing notices of special meetings.

3.12	Clarify that consents of the Board or committees become effective once complete, not when such consents are filed in the minute book.

3.14	Defer the manner of removing directors to the procedures in the Certificate of Incorporation.

4.1

Align the language regarding limitations on the power of committees of the Board with Delaware law.

Provide for rules governing the Board’s ability to increase or decrease the size of a committee, terminate a committee, and remove members of the committee.

4.3

Currently, the provisions governing meetings and actions by the Board govern meetings and actions by committees of the Board. Modify certain of those provisions as applicable to committees to:

•

permit any director on a committee to call special meetings of such committee; and

•

change the number of directors required for quorum of a committee to a majority of the members then-serving (as opposed to the requirement for the Board that is incorporated by reference, which is a majority of the authorized number regardless of vacancies), and that if a committee has only two members serving, one member shall constitute quorum of such committee.

5.2	Omit the requirement that the Board consider the appointment/removal of officers at the first meeting after every annual stockholder meeting.

5.4	Eliminate requirement that a majority of the Board (rather than a majority of a quorum) must remove officers.

5.7	Remove the requirement that the Chief Executive Officer serve as chair of all meetings of stockholders in favor of the flexibility discussed in Section 2.15 above where the Board can determine who should chair the meeting.

Art. VI	Limit the class of officers entitled to mandatory indemnification and advancement coverage to executive officers.

6.1	Require the Company to indemnify its directors and executive officers if they are “otherwise involved in” a proceeding to cover non-party involvement.

6.1-6.2	Expand the Company’s mandatory obligation to indemnify its directors and executive officers in the event of future amendments to Delaware law permitting enhanced indemnification for such directors and executive officers.

6.5	Enhance and clarify the mechanisms by which directors and executive officers can seek to enforce their rights to indemnification and expense reimbursement.

6.6

Subject to certain limitations discussed in Section 6.11 below, expand the Company’s mandatory obligation to advance expenses to directors and executive officers of the Company to the maximum extent allowed by applicable law, and allow the Board to cease advancing expenses to a current or former executive officer if it determines, by clear and convincing evidence, that such officer did not act in good faith.

Clarify that the Company’s obligation to advance expenses applies to both current and former directors and executive officers.

6.8	Clarify that the Company is authorized to obtain insurance on behalf of directors, executive officers, employees and agents.

6.11	Clarify the circumstances in which the Company is obligated to indemnify or advance expenses to its directors and executive officers for certain claims brought against the Company and initiated by such a director or executive officer.

6.12	Allow the Board to delegate the power to authorize indemnification and advancement to employees and agents.

7.1-7.2	Eliminate and default to Delaware statutory provisions on maintaining corporate books and records and the inspection rights of stockholders and directors.

7.3	Clarify that the authority to vote shares of other corporations owned by the Company extends to securities and interests in non-corporate entities.

8.1	Allow the Board to delegate to officers the ability designate persons with authority to sign checks.

8.2

Include a procedure clarifying the use of electronic signatures for corporate instruments and documents.

Allow the Board to delegate to officers the ability designate persons with authority to sign contracts and other instruments.

Clarify that other instruments includes bonds, debentures and other corporate securities (other than stock certificates, which are covered by Section 8.3).

8.3

Omit the ability for holders of uncertificated shares to demand stock certificates.

Update list of officers authorized to execute stock certificates.

Clarify the Board’s authority over the issuance, transfer and registration of shares of the Company, including the authority to choose the transfer agent and registrar and to issue shares in uncertificated form.

8.10	Expressly authorize the Company to enter into restrictions on transfer of stock with the holders thereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Arlo Technologies, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT ARLO TECHNOLOGIES, INC.

Date: April 7, 2026	/s/ Brian Busse
Brian Busse
General Counsel and Secretary